SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 3, 2003

AAR CORP.

(Exact Name of Company as Specified in Its Charter)

DELAWARE	1-6263	36-2334820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AAR Place 1100 N. Wood Dale Road Wood Dale, IL 60191
(Address and Zip Code of Principal Executive Offices)

(630) 227-2000
(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1 Press Release dated July 3, 2003 issued by AAR CORP.

ITEM 9.	REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 9 and Item 12 of this Form 8-K in accordance with SEC Release 33-8216.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On July 3, 2003, AAR CORP. (the “Company”) reported its results for the fourth fiscal quarter and the fiscal year ended May 31, 2003.  The Company’s press release, dated July 3, 2003, is attached as Exhibit 99.1.

The press release contains non-GAAP financial measures.  For purposes of SEC Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures.  For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided, as a part of the press release, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure.  (For certain other statistical measures that are not non-GAAP financial measures, the Company has provided other supplemental information, also as part of the press release.)

The Company has used the financial measures that are included in the press release in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses.  The Company’s management believes that these measures – including those that are “non-GAAP financial measures” – and the information they provide are useful to investors because they permit investors to view the Company’s performance using the same tools that Company management uses and to gauge the Company’s progress in achieving its stated goals.  The Company’s management believes that the individual measures are also useful to investors for more specific reasons:

Free cash flow:  GAAP operating cash flow less expenditures for property, plant and equipment.  The Company believes free cash flow provides investors with important information on cash available for shareholders and debt payment after making capital investments required to support ongoing business activities.

Earnings without impairment charges and severance costs:  This measure is also useful to investors because it provides information with respect to earnings related to its operations without taking into account impairment charges and severance costs, which is more consistent with the Company’s true operating performance.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAR CORP.

/s/ Timothy J. Romenesko
Timothy J. Romenesko
Vice President-Chief Financial Officer & Treasurer

Date: July 3, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 3, 2003 issued by AAR CORP.